BlackRock Funds III

● BlackRock Cash Funds: Institutional

● BlackRock Cash Funds: Prime

● BlackRock Cash Funds: Government

● BlackRock Cash Funds: Treasury

Supplement Dated January 10, 2013 to the
Statement of Additional Information
of the Funds Listed Above
(each, a “Fund” and collectively, the “Funds”)

Effective immediately, the Funds’ Statement of Additional Information applicable to Aon Captives Shares, Capital Shares, Institutional Shares, Premium Shares, Select Shares and Trust Shares of the Funds, as applicable, is amended as follows:

The last paragraph under the section entitled “Investment Adviser and Other Service Providers–Non-Plan Payments” in the Funds’ current Statement of Additional Information is deleted in its entirety and replaced with the following:

The payments described above may be made, at the discretion of BlackRock or its affiliates, to Service Organizations in connection with the sale and distribution of Fund shares. Pursuant to applicable FINRA regulations, the details of certain of these payments, including the Service Organizations receiving such payments in connection with the sale and distribution of Fund shares, are required to be disclosed. The level of payments made to these Service Organizations in any year will vary and normally will not exceed the sum of (a) 0.25% of such year’s Fund sales by that Service Organization, and (b) 0.21% of the assets attributable to that Service Organization invested in a Fund. As of the date of this SAI, as amended or supplemented from time to time, the following Service Organizations are receiving such payments in association with the sale and distribution of products other than the Funds, that are advised or offered by BlackRock or its affiliates: Ameriprise Financial Services, AXA Advisors, Cetera Advisor Networks LLC, Cetera Advisors LLC, Cetera Financial Specialists LLC, Cetera Investment Services LLC, Chase Investment Services Corp, CCO Investment Services, Commonwealth Equity Services (Commonwealth Financial Network), Donegal Securities, FSC Securities Corporation, ING Financial Partners, Investacorp, Inc., LPL Financial Corporation, Merrill Lynch, MetLife Securities, Morgan Stanley Smith Barney, New England Securities Corporation, Oppenheimer & Co., PFS Investments, Raymond James, RBC Capital Markets, Royal Alliance Associates, SagePoint Financial, Securities America, Tower Square Securities, Triad Advisors, Inc., UBS Financial Services, U.S. Bancorp Investments, Walnut Street Securities, Wells Fargo, Woodbury Financial Services, Inc. and/or broker dealers and other financial services firms under common control with the above organizations (or their successors or assignees).

Shareholders should retain this Supplement for future reference.

SAI-CF-0113SUP